SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.        )

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[  ]           Preliminary Proxy Statement
[  ]           Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[  ]           Definitive Proxy Statement
[X]          Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Sec. 240.14a-12

DFA Investment Dimensions Group Inc.
Dimensional Investment Group Inc.
The DFA Investment Trust Company
Dimensional Emerging Markets Value Fund

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee  (Check the appropriate box):

[X]          No fee required.
[  ]           Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1.	Title of each class of securities to which transaction applies:

2.	Aggregate number of securities to which transaction applies:

3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4.	Proposed maximum aggregate value of transaction:

5.	Total fee paid:

[  ]           Fee paid previously with preliminary proxy materials.
[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)           Amount Previously Paid:
____________________________________________________________

2)           Form, Schedule or Registration Statement No.:
____________________________________________________________

3)           Filing Party:
____________________________________________________________

4)           Date Filed:
____________________________________________________________

DIMENSIONAL FUNDS MASTER FA (IN FAVOR)

GREETING

IF CONTACT IS UNKNOWN:
Good (morning, afternoon, evening). Can I speak to the manager at this location?

IF CONTACT IS KNOWN:
I am calling regarding Dimensional Funds. Can you connect me to (NAME OF CONTACT)?

WHO IS CALLING?
My name is (AGENT’S FULL NAME).

WHAT IS THIS IN REFERENCE TO?
I’m calling on behalf of Dimensional Funds. We have identified (NAME OF FIRM) as owning several positions in (NAME OF SPECIFIC FUND). This is a time sensitive matter.

WHAT IS THE TIME SENSITIVE MATTER?
Your firm has yet to submit a proxy vote for the meeting of shareholders. It is important that I speak to someone regarding this.

IF THIRD PARTY IS UNSURE WHO HANDLES:
Bearing that this is a time sensitive matter; can you connect me with the manager at your location that may be able to assist me in this matter?

CONNECTED TO CONTACT

IF SHAREHOLDER IS UNKNOWN
I’m calling on behalf of Dimensional Funds. We have identified (NAME OF FIRM) as owning several positions in in (NAME OF SPECIFIC FUND). We are calling to record your vote by phone. Would you like to vote along with the recommendation of the Board? (Pause for response)

IF SHAREHOLDER IS KNOWN:
I am calling on behalf of Dimensional Funds. Our records indicate that (NAME OF SHAREHOLDER) currently holds shares in the (NAME OF SPECIFIC FUND) and your firm has been identified as the Financial Advisor. We were calling to inform you that these shares have not been voted and your firm holds voting authority. Would you like to vote along with the recommendation of the Board? (Pause for response)

VOTING

If we identify any additional accounts you hold in the Dimensional Funds before the meeting takes place, would you like us to vote those accounts in the same manner as well? (Pause For Response)

*Confirmation – I am recording your (Recap Voting Instructions).   For confirmation purposes:
•	Please state your full name. (Pause)
•	According to our records, you reside in (city, state, zip code). (Pause)
•     To ensure that we have the correct address for the written confirmation, please state your street address. (Pause)

Thank you.  You will receive written confirmation of this vote within 3 to 5 business days.  Upon receipt, please review and retain for your records.  If you should have any questions please call the toll free number listed on this confirmation.  Mr. /Ms. ___________, your vote is important and your time is greatly appreciated.  Thank you and have a good (morning, afternoon, evening.)

DOES NOT HOLD AUTHORIZATION

IF FA/FIRM IS UNSURE OF VOTING AUTHORITY:
The account is registered as a Beneficial Account which typically gives your firm authorization to vote these shares on behalf of your clients. As you know, each adjournment can become costly to the Trust as solicitation and mailing expenses increase in order to achieve quorum. Thank you for your time. Have a good day.

IF FA/FIRM DOES NOT HOLD AUTHORIZATION TO VOTE SHARES:
The Board asks that you please reach out to your client who holds these shares and advise them to vote. As you know, each adjournment can become costly to the Trust as solicitation and mailing expenses increases in order to achieve quorum. Thank you for your time. Have a good day.

I NEED TO REVIEW THE MATERIALS/ISS RECOMMENDATION:
I can e-mail you a copy of that information now. As I mentioned, it is imperative that we record your vote.
Is there a time that I can call you back after you have reviewed the material so I can record your vote?
(Pause for response)

FOR INTERNAL DISTRIBUTION ONLY
Updated 4-21-15

Dimensional Funds Level 2 Script (CONFIRM RECEIPT OF PROXY MATERIAL)

Good (morning, afternoon, evening), my name is (AGENT’S FULL NAME).
May I please speak with (SHAREHOLDER’S FULL NAME)? (Re-Greet If Necessary)

I am calling on behalf of your current investment with Dimensional Funds.
The Special Meeting of Shareholders is scheduled to take place on May 8, 2015 and currently our records indicate your vote has not been recorded.

The Board believes that these proposals are in the best interests of shareholders and has unanimously recommended that shareholders vote “In Favor”.

Would you like to vote along with the Board’s recommendation?
(Pause For Response) (Review Voting Options with Shareholder If Necessary)

If we identify any additional accounts you own with Dimensional Funds before the meeting takes place, would you like to vote those accounts in the same manner as well? (Pause For Response)

*Confirmation – I am recording your (Recap Voting Instructions).

 For confirmation purposes:

•	Please state your full name. (Pause)
•	According to our records, you reside in (city, state, zip code). (Pause)
•     To ensure that we have the correct address for the written confirmation, please state your street address. (Pause)

Thank you.  You will receive written confirmation of this vote within 3 to 5 business days.  Upon receipt, please review and retain for your records.  If you should have any questions please call the toll free number listed on this confirmation.  Mr. /Ms. ___________, your vote is important and your time is greatly appreciated.  Thank you and have a good (morning, afternoon, evening.)

Why should I vote now?

Voting promptly will minimize the proxy solicitation costs incurred by the Funds. Since Fund shareholders bear these costs through their ownership of Fund shares, it is in your best interest to submit your voting instructions as quickly as possible. I can quickly and conveniently vote your vote now.
Would you like to vote along with the Board’s recommendation?
(Pause For Response) (Review Voting Options with Shareholder If Necessary)

Why are you calling me regarding this?

Dimensional Funds realizes that shareholders are busy and may be tempted to put disregard this proxy information, however a certain number of shares is required to be represented at the meeting. We can quickly record your vote now to ensure your shares are represented at the meeting.
Would you like to vote along with the Board’s recommendation?
(Pause For Response) (Review Voting Options with Shareholder If Necessary)

FOR INTERNAL DISTRIBUTION ONLY
Updated 4-23-15